Asset Retirement Obligations (Tables)	12 Months Ended
Dec. 31, 2020
26. Asset Retirement Obligations
Change in ARO
The change in ARO for the years ended December 31 is as follows:

millions of Canadian dollars	2020	2019
Balance, January 1	$185	$205
Additions	10	-
Liabilities settled (1)	(25)	(25)
Accretion included in depreciation expense	9	7
Accretion deferred to regulatory asset (included in property, plant and equipment)	(3)	-
Other	1	3
Change in foreign exchange rate	1	(5)
Balance, December 31	$178	$185
(1) Tampa Electric produces ash and other by-products, collectively known as CCR's, at its Big Bend and Polk power stations. The decreases in ARO in 2020 and 2019 are due to the closure of CCR management facilities.